EXHIBIT 99.1

Joint Filer Information



Name:  Benchmark Capital Management Co, IV, L.L.C.
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Benchmark Founders' Fund IV, L.P.
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Benchmark Capital Partners IV, L.P.
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Benchmark Founders' Fund IV-A, L.P.
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Benchmark Founders' Fund IV-B, L.P.
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Benchmark Founders' Fund IV-X, L.P.
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Andrew S. Rachleff
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Kevin R. Harvey
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Bruce Dunlevie
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Robert Kagle
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Alexandre Balkanski
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  David M. Beirne
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  J. William Gurley
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004

Name:  Steven M. Spurlock
Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol:  PeopleSupport, Inc. (N/A)
Date of Event Requiring Statement:  September 13, 2004